UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 21, 2005

NDCHEALTH CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-12392	58-0977458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

NDC Plaza, Atlanta, Georgia 30329-2010

(Address of Principal Executive Offices) (Zip Code)

(404) 728-2000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 3.03 Material Modification to Rights of Security Holders.

As of 5:00 p.m. New York City time on December 21, 2005, in connection with the previously announced cash tender offer and consent solicitation by NDCHealth Corporation for any and all of the outstanding 10 1/2% Senior Subordinated Notes due 2012 (the “Notes”), which commenced on December 9, 2005, NDCHealth had received the requisite consents from the holders of the Notes to approve certain amendments (the “Amendments”) to the indenture under which the Notes were issued (the “Indenture”). On December 21, 2005, NDCHealth and Regions Bank, the trustee under the Indenture, executed a Supplemental Indenture (the “Supplemental Indenture”) to amend the Indenture described in the offer to purchase and consent solicitation materials. However, the Amendments will not become operative unless and until the Notes tendered by the consenting holders are accepted for purchase pursuant to the terms of the tender offer. If the tender offer is terminated or withdrawn, the Amendments will not become operative. Once operative, the Amendments will eliminate substantially all of the restrictive covenants and significantly amend the merger covenant and certain events of default and related provisions contained in the indenture.

The foregoing summary is qualified in its entirety by reference to the Supplemental Indenture, which is attached as Exhibit 4.1 hereto and is incorporated herein by reference in its entirety.

On December 22, 2005, NDCHealth issued a press release announcing that it had received the requisite consents and tenders from holders of its Notes to execute the Supplemental Indenture containing Amendments. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description
4.1	Supplemental Indenture, dated as of December 21, 2005, by and among NDCHealth Corporation, Physerv Solutions, Inc., NDC Health Pharmacy Systems and Services, Inc., NDC of Canada, Inc. and Regions Bank.

99.1	Press Release dated December 22, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NDCHEALTH CORPORATION

By:	/s/ Lee Adrean
Name:	Lee Adrean
Title:	Executive Vice President, Finance
and Planning, and Chief Financial
Officer

Dated: December 22, 2005

INDEX TO EXHIBITS

Exhibit No.	Description
4.1	Supplemental Indenture, dated as of December 21, 2005, by and among NDCHealth Corporation, Physerv Solutions, Inc., NDC Health Pharmacy Systems and Services, Inc., NDC of Canada, Inc. and Regions Bank.

99.1	Press Release dated December 22, 2005.